                                             UAM Funds
                                             Funds for the Informed InvestorSM




MJI International Equity Portfolio
Semi-Annual Report                                              October 31, 1999
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                                                                   [LOGO OF UAM]
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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholders' Letter......................................................   1

Portfolio of Investments..................................................   5

Statement of Assets and Liabilities.......................................   9

Statement of Operations...................................................  10

Statement of Changes in Net Assets........................................  11

Financial Highlights......................................................  12

Notes to Financial Statements.............................................  14
================================================================================

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

31 October 1999

Dear Shareholders:

Performance

A key feature driving financial markets during the six-month period ended 31 October 1999 was the growing perception of a shift in leadership in world growth from the United States to Japan. This led to a change in the pattern of investment and, for the first time in several years, the MSCI EAFE Index, boosted by the strong performance of Japan outperformed the MSCI US, returning 6.8% versus 2.3% for the period. The Fund, which has been fully weighted in the Japanese market, benefited from this strength, returning 8.3% and 8.1% for the Institutional Class and Institutional Service Class shares, respectively.

Economic and Market Review

While the United States delivered strong growth in the late 1990s, earnings are becoming harder to sustain with disappointing numbers from companies as diverse as Hewlett Packard and Gillette. Where a company has failed to meet its earnings forecast, the stock price has been savaged. The rate of growth of the economy coupled with the strong U.S. dollar swelled demand for imported goods and this took its toll on the trade account. Meanwhile, in Japan, there were signs of stability returning to the economy which is now expected to expand by 1.0% during 1999. Industrial production is climbing year on year, unemployment has begun to fall and there is renewed confidence among consumers. As investors perceived the shift in the pattern of growth, they began to purchase Japanese assets and reduce exposure to U.S. assets, creating the dramatic swing in the relative strength of the two currencies. The yen has risen by more than 8.0% against the dollar this year, enhancing the recovery in the equity market in local currency. Over the six months, the Japanese market was one of the best global performers, up 24.9% in dollars. The Fund's Japanese investments outperformed this strongly with a return of 45.5%.

The return to growth in Japan and the strengthening of the currency had a double benefit in that it reinforced the sharp recovery taking place elsewhere in Asia. Not only did the recovery stimulate the trade within the region, but it also eased the pressure for devaluation in China. Indeed, during the September quarter China's exports surged, helping the current account to return to a surplus and vindicating the decision of the authorities to stimulate the economy by increasing liquidity rather than through devaluation. Growth continued apace elsewhere in Asia with markets responding strongly, particularly early in the period. However, by the end of the period, Hong Kong declined by 0.6%; New Zealand was down 18.3% but Singapore advanced by 22.9%.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

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Within the European economies the indications have been mixed. The United
Kingdom has improved to the extent that the Bank of England made a small upward adjustment to interest rates. Elsewhere, however, the signs of growth have been more modest: the German economy struggled under the pressure of the government's deflationary budgetary targets but late in the period saw stronger manufacturing and export numbers come through. In France and the peripheral markets growth has been more convincing to the extent that inflation is once again becoming an issue in countries such as Spain and Ireland. Although we have seen some recovery in the Euro recently, we believe that weakness of the currency through most of this year will ultimately serve to improve the competitiveness of Euroland manufacturers and will lay the foundations for better growth in the year 2000. The United Kingdom, where the Fund is underweight, ended the period down 3.3%. France, which has been our favoured larger market, returned 11.9% and Germany returned 3.4% versus the Fund return of 8.3%.

Investment Strategy

During the period we trimmed exposure to the United Kingdom in the expectation that any weakness in the United States would be mirrored in this market. The assets from the United Kingdom were invested in Continental Europe. Within the region, we cut back on some of the telecom exposure in Spain and reinvested the assets in France, our favoured market.

Our preference for Japan was rewarded with a strong move in that market combining both equity prices and the currency. In response to the performance we reduced exposure slightly, as a tactical measure only. In South East Asia we reduced exposure after some strong individual market moves particularly in Singapore, as indicated above.

Market Outlook

Some concerns emerged during the September quarter which could increase the challenges for investors. Specifically, we have seen the price of oil maintain its rise through $20 as producers have endeavored to limit supply. For technical reasons, the price of gold broke the downward trend and recovered to over $300 per ounce. Also, with generally higher prices for raw materials, the cost base for manufacturers has risen while their pricing power remains poor and this has squeezed their margins. Thus, some of the key signals for central bankers have turned red and there will be valid arguments in support of higher rates. Smaller adjustments have already been made by the Bank of England and the European Central Bank. If the Federal Reserve Board follows suit, markets will enter a jittery period and some of the excessive valuations, particularly in the United States, could be pared back.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

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In the expectation that there could be a correction in the United States market, our strategy has been to lighten exposure to the market which has in the past shown the closest correlation to Wall Street, namely the United Kingdom. Also, following the strong performance of the Japanese market and currency this year, we have taken some profits, trimming the Fund's exposure back towards the benchmark weighting. After the initial surge in the Japanese market, the next stage is likely to be driven by improved earnings coming on the back of the corporate restructuring undertaken this year. The numbers to demonstrate that improvement will not be published until late this year or early next year. We are confident, however, that the recovery in Japan will continue and we will remain fully weighted in the market. As we have indicated above, we are looking for a turnaround in the European markets on the back of a recovery in earnings in the year 2000. In the final stages of 1999 we will look to build up the Fund's European exposure.

Y2K

As we draw near to the end of the year, a new and perhaps unwelcome dimension will begin to impact on global investments. With the concern that some transaction settlement processes, and indeed some corporations, may have difficulty in the shift to the year 2000, we believe that transactions in financial markets may well slow and liquidity dry up, possibly from early December onwards. The lower level of liquidity will tend to increase the volatility of stock markets through this period. Although it might appear that this situation presents an opportunity to buy stocks "cheaply", in reality the low level of liquidity will prevent conclusion of any significant deals at "bargain" prices. Furthermore, once it is apparent that companies have survived the transition, stock prices will most likely rebound quickly from depressed levels. Our strategy therefore is to position the Fund not for December, but for the year to eighteen months thereafter.

We are researching all the companies in which we hold investments on behalf of our clients and questioning their preparedness for Y2K. If we have any concerns about the strength of their processes we will consider selling the stock. In our research to date, we have not been forced to divest of a company on the basis of a suspicion that they will fail Y2K.


/s/ Andrew Preston

Andrew Preston

DIRECTOR, MJI

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

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The investment results presented in this report represent past performance and should not be construed as a guarantee of future results. A portfolio's performance assumes the reinvestment of all dividends and distributions.

There are no assurances that a portfolio will meet its stated objectives. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's holdings are subject to change because it is actively managed. Portfolio changes should not be considered recommendations for action by individual investors.


                      Definition of the Comparative Indices

Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morgan Stanley Capital International US Index is an arithmetic, market value-weighted average of the performance of securities listed on the U.S. and Canadian stock markets.

The comparative indices assume reinvestment of dividends and, unlike a portfolio's returns,do not reflect any fees or expenses. If such fees were reflected in the comparative indices returns, the performance would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO OF INVESTMENTS
 COMMON STOCKS - 86.2%
--------------------------------------------------------------------------------

                                                       Shares           Value+
                                                       ------           ------

AUSTRALIA-- 1.9%
  National Australia Bank ................             19,000         $  292,984
  WMC ....................................             76,000            325,914
                                                                       ---------
                                                                         618,898
                                                                       ---------
FRANCE -- 9.1%
  Axa ....................................              2,072            292,248
  Banque National de Paris ...............              3,590            315,293
  Cap Gemini .............................              4,710            713,374
  Compagne de Saint Gobain ...............              4,058            704,255
  Suez Lyonnaise des Eaux ................              1,034            166,941
  Vivendi ................................             10,140            768,432
                                                                       ---------
                                                                       2,960,543
                                                                       ---------
GERMANY -- 5.1%
  Allianz ................................              1,421            432,689
  Mannesmann .............................              7,718          1,213,611
                                                                       ---------
                                                                       1,646,300
                                                                       ---------
HONG KONG -- 2.2%
  Cheung Kong ............................             60,000            544,542
  HSBC Holdings ..........................             15,200            182,467
                                                                       ---------
                                                                         727,009
                                                                       ---------
IRELAND -- 1.5%
  Allied Irish Banks .....................             20,046            251,326
  Bank of Ireland ........................             31,530            246,403
                                                                       ---------
                                                                         497,729
                                                                       ---------
ITALY -- 5.0%
  Telecom Italia .........................             73,650            635,989
  Telecom Italia Mobile ..................            156,886            980,177
                                                                       ---------
                                                                       1,616,166
                                                                       ---------


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                         Shares         Value+
                                                         ------         ------

JAPAN -- 26.0%
  Bridgestone ..................................         16,000       $  440,480
  Fuji Machine .................................         13,000          604,796
  Fujitsu ......................................         16,000          481,918
  Kurita Water Industries ......................         27,000          497,266
  Matsumoto Kenko ..............................            400            2,993
  Matsushita Communications ....................          3,000          504,173
  Nippon COMSYS ................................         27,000          528,345
  NTT Mobile Communications Network ............             24          637,698
  Olympus Optical ..............................         34,000          459,856
  Omron ........................................         28,000          585,516
  Secom ........................................          5,000          536,211
  Sharp ........................................         35,000          557,314
  Sumitomo Bank ................................         39,000          627,741
  Takefuji .....................................          3,800          492,086
  TDK ..........................................          5,000          489,688
  Uni-Charm ....................................         10,000          584,173
  Yamanouchi Pharmaceutical ....................         10,000          453,717
                                                                      ----------
                                                                       8,483,971
                                                                      ----------
NETHERLANDS -- 10.2%
  Aegon ........................................          3,946          364,198
  Equant ADR, NY Shares* .......................          8,257          800,929
  Fortis .......................................          9,598          330,416
  ING Groep ....................................         12,283          724,513
  Koninklijke Philips Electronics ..............          5,889          603,921
  VNU ..........................................         14,724          497,898
                                                                      ----------
                                                                       3,321,875
                                                                      ----------
NEW ZEALAND -- 0.9%
  Telecom Corporation of New Zealand ...........         77,000          309,603
                                                                      ----------
NORWAY -- 1.7%
  Christiana Bank Og Kreditkasse ...............        114,102          555,531
                                                                      ----------
SINGAPORE -- 1.9%
  City Developments ............................         81,000          418,932
  United Overseas Bank .........................         26,000          197,017
                                                                      ----------
                                                                         615,949
                                                                      ----------
SWEDEN -- 1.6%
  SKF ..........................................         26,053          529,301
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO
                                             OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
 COMMON STOCKS - continued
--------------------------------------------------------------------------------

                                                            Shares      Value+
                                                            ------      ------

SWITZERLAND -- 4.6%
  Novartis, Registered .................................        371  $   554,930
  Zurich Allied, Registered ............................      1,672      946,622
                                                                     -----------
                                                                       1,501,552
                                                                     -----------
UNITED KINGDOM -- 14.5%
  Abbey National .......................................      6,600      129,033
  Barclays .............................................     20,000      612,144
  BP Amoco .............................................     33,600      325,964
  British Aerospace ....................................     30,000      175,215
  British Telecommunications ...........................     15,000      271,941
  FKI ..................................................     25,000       65,511
  GKN ..................................................     22,000      352,041
  Imperial Chemical Industries .........................     19,800      196,803
  Lloyds TSB Group .....................................     20,000      276,500
  Norwich Union ........................................     55,000      421,753
  Pearson ..............................................     21,400      480,611
  Shell Transport & Trading ............................     39,500      302,733
  SmithKline Beecham ...................................     40,000      515,213
  Vodafone AirTouch ....................................     61,500      285,938
  Whitbread ............................................     27,600      301,538
                                                                     -----------
                                                                       4,712,938
                                                                     -----------
TOTAL COMMON STOCKS
  (Cost $20,288,126) ...................................              28,097,365
                                                                     -----------
--------------------------------------------------------------------------------
PREFERRED STOCK -- 2.9%
--------------------------------------------------------------------------------
GERMANY -- 2.9%
Marschollek, Lautenschlaeger und Partner AG* (Cost
  $537,959) ............................................      4,539      957,212
                                                                     -----------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 10.2%
--------------------------------------------------------------------------------

                                                        Face Amount
                                                       -------------
REPURCHASE AGREEMENT--10.2%
    Chase Securities, Inc. 5.150%, dated 10/29/99,
    due 11/01/99, to be repurchased at $3,326,427,
    collateralized by $3,336,312 of various U. S.
    Treasury Bills and U.S. Treasury Notes, valued
    at $3,325,092 (Cost $3,325,0000) ................   $ 3,325,000    3,325,000

  TOTAL INVESTMENTS-- 99.3%
    (Cost $24,151,085) (a) ..........................                 32,379,577
                                                                     -----------
  OTHER ASSETS AND LIABILITIES, NET-- 0.7% ..........                    221,591
                                                                     -----------
  TOTAL NET ASSETS--100.0% ..........................                $32,601,168
                                                                     ===========

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $24,151,085. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $8,228,492. This consisted of aggregate gross unrealized appreciation for all securities of $8,650,083 and aggregate gross unrealized depreciation for all securities of $421,591.

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

At October 31, 1999, sector diversification of the Portfolio was as follows:

                                                         % of           Market
Sector Diversification                                Net Assets        Value
----------------------                                ----------        -----

Aerospace & Defense .........................             0.5%       $   175,216
Automotive ..................................             1.1            352,040
Banking .....................................            13.5          4,410,953
Chemicals ...................................             0.6            196,803
Computers ...................................             6.8          2,221,191
Construction Material .......................             3.8          1,236,548
Electronics .................................             5.3          1,746,750
Engineering .................................             1.6            528,345
Financial Services ..........................             2.5            822,502
Food ........................................             0.9            301,538
Insurance ...................................            10.5          3,414,723
Machinery ...................................             5.6          1,818,408
Manufacturing ...............................             1.6            505,990
Multi-Industry ..............................             3.4          1,094,347
Oil & Gas ...................................             1.9            628,697
Paper Products ..............................             1.8            584,173
Pharmaceuticals .............................             4.7          1,523,860
Photographic Equipment ......................             1.4            459,856
Publishing ..................................             1.5            497,898
Real Estate Development .....................             3.0            963,474
Repurchase Agreement ........................            10.2          3,325,000
Telecommunications ..........................            12.3          3,999,128
Telephone ...................................             2.8            907,930
Water .......................................             2.0            664,207
                                                       ------        -----------
Total Investments ...........................            99.3%       $32,379,577
Other Assets and Liabilities ................             0.7            221,591
                                                       ------        -----------
Net Assets ..................................           100.0%       $32,601,168
                                                       ======        ===========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

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--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

Assets
Investments, at Cost ..........................................     $24,151,085
                                                                    ===========

Investments, at Value (Including Repurchase Agreement of
$3,325,000) -- Note A .........................................     $32,379,577
Cash ..........................................................             257
Foreign Currency (Cost $226,717) -- Note A ....................         226,280
Receivable for Portfolio Shares Sold ..........................           1,271
Dividends Receivable ..........................................          25,859
Foreign Withholding Tax Reclaim Receivable ....................          12,730
Interest Receivable ...........................................           1,427
Other Assets ..................................................           3,025
                                                                    -----------
  Total Assets ................................................      32,650,426
                                                                    -----------

Liabilities
Payable for Investment Advisory Fees -- Note B ................          13,877
Payable for Portfolio Shares Redeemed .........................             546
Payable for Administrative Fees -- Note C .....................          15,497
Payable for Custodian Fees -- Note D ..........................          11,675
Payable for Distribution and Service Fees-- Note E ............           2,336
Payable for Trustees' Fees-- Note G ...........................             491
Other Liabilities .............................................           4,836
                                                                    -----------
  Total Liabilities ...........................................          49,258
                                                                    -----------
Net Assets ....................................................     $32,601,168
                                                                    ===========
Net Assets Consist of:
Paid in Capital ...............................................     $21,479,193
Accumulated Net Investment Loss ...............................         (53,783)
Accumulated Net Realized Gain .................................       2,946,974
Unrealized Appreciation .......................................       8,228,784
                                                                    -----------
Net Assets ....................................................     $32,601,168
                                                                    ===========
Institutional Class Shares
Net Assets ....................................................     $24,589,450
                                                                    ===========

Net Asset Value, Offering and Redemption Price Per Share
  1,768,215 shares outstanding (Unlimited authorization, no
  par value) ..................................................          $13.91
                                                                         ======
Institutional Service Class Shares ............................              --
Net Assets ....................................................     $ 8,011,718
                                                                    ===========
Net Asset Value, Offering and Redemption Price Per Share
  578,479 shares outstanding (Unlimited authorization, no
  par value) ..................................................          $13.85
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              SIX MONTHS ENDED OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Investment Income
Dividends .....................................................      $  202,215
Interest ......................................................          49,299
Less Foreign Taxes Withheld ...................................         (17,261)
                                                                     ----------
  Total Income ................................................         234,253
                                                                     ----------

Expenses
Investment Advisory Fees -- Note B ............................         115,711
Administrative Fees -- Note C .................................          73,752
Custodian Fees -- Note D ......................................          24,162
Distribution and Service Fees -- Note E .......................          10,257
Filing and Registration Fees ..................................          13,508
Printing Fees .................................................          15,337
Audit Fees ....................................................           8,706
Legal Fees ....................................................           2,252
Trustees' Fees -- Note G ......................................           1,382
Amortization of Organization Expense -- Note A ................             737
Other Expenses ................................................          22,044
Investment Advisory Fees Waived -- Note B ......................        (33,036)
                                                                     ----------
  Net Expenses ................................................         254,812
                                                                     ----------

Net Investment Loss ...........................................         (20,559)
                                                                     ----------
Net Realized Gain on:
  Investments .................................................       3,022,409
  Foreign Currency Transactions ...............................          30,537
                                                                     ----------
Total Net Realized Gain on Investments and Foreign
  Currency Transactions .......................................       3,052,946
                                                                     ----------
Net Change in Unrealized Appreciation/Depreciation on:
  Investments .................................................        (542,698)
  Foreign Currency Translations ...............................             628
                                                                     ----------
Total Net Change in Unrealized Appreciation/Depreciation ......        (542,070)
                                                                     ----------
Net Loss on Investments and Foreign Currency ..................       2,510,876
                                                                     ----------
Net Increase in Net Assets Resulting From Operations ..........      $2,490,317
                                                                     ==========


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

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--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            Six Months             Year
                                                                               Ended              Ended
                                                                         October 31,1999         April 30,
                                                                            (Unaudited)            1999
                                                                         ---------------       ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss) .....................................       $    (20,559)       $     27,713
  Net Realized Gain ................................................          3,052,946             176,881
  Net Change in Unrealized Appreciation/
    Depreciation ...................................................           (542,070)          1,915,161
                                                                           ------------        ------------
  Net Increase in Net Assets Resulting
    from Operations ................................................          2,490,317           2,119,755
                                                                           ------------        ------------

Distributions:
  Net Investment Income:
    Institutional Class ............................................                 --            (112,247)
    Institutional Service Class ....................................                 --             (64,417)
  Net Realized Gain:
    Institutional Class ............................................                 --            (379,404)
    Institutional Service Class ....................................                 --            (328,833)
                                                                           ------------        ------------
  Total Distributions ..............................................                 --            (884,901)
                                                                           ------------        ------------

Capital Share Transactions:(Note J)
  Institutional Class:
    Issued .........................................................          9,620,698           9,476,029
    In Lieu of Cash Distributions ..................................                 --             245,807
    Redeemed .......................................................         (7,935,199)        (21,920,546)
                                                                           ------------        ------------
    Net Increase (Decrease) from Institutional Class Shares ........          1,685,499         (12,198,710)
                                                                           ------------        ------------
  Institutional Service Class:
    Issued .........................................................            372,058          12,724,045
    In Lieu of Cash Distributions ..................................                 --             393,250
    Redeemed .......................................................         (3,343,877)        (10,303,117)
                                                                           ------------        ------------
    Net Increase (Decrease) from Institutional Service Class Shares          (2,971,819)          2,814,178
                                                                           ------------        ------------
    Net Increase (Decrease) from Capital Share Transactions ........         (1,286,320)         (9,384,532)
                                                                           ------------        ------------
  Total Increase (Decrease) ........................................          1,203,997          (8,149,678)

Net Assets:
  Beginning of Period ..............................................         31,397,171          39,546,849
                                                                           ------------        ------------
  End of Period (including undistributed net investment loss
    of $(53,783) and $(33,224), respectively) ......................       $ 32,601,168        $ 31,397,171
                                                                           ============        ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        Selected Per Share Data & Ratios
                                                                          For a Share Outstanding Throughout Each Period

                                                                      Institutional Class
                                        --------------------------------------------------------------------------------
                                         Six Months
                                           Ended                                                           September 16,
                                         October 31,                  Years Ended April 30,                   1994***
                                            1999          ---------------------------------------------    April 30, to
                                         (Unaudited)      1999+++        1998         1997         1996        1995
                                           -------        -------      -------      -------      -------     -------
Net Asset Value, Beginning of Period       $ 12.85        $ 12.29      $ 10.65      $ 10.27      $  9.50     $ 10.00
                                           -------        -------      -------      -------      -------     -------
Income from Investment Operations
  Net Investment Income ..............          --@          0.03         0.07         0.06         0.07        0.04
  Net Realized and Unrealized
    Gain (Loss) ......................        1.06           0.82         2.02         0.42         0.75       (0.54)++
                                           -------        -------      -------      -------      -------     -------
  Total from Investment Operations ...        1.06           0.85         2.09         0.48         0.82       (0.50)
                                           -------        -------      -------      -------      -------     -------
Distributions
  Net Investment Income ..............          --          (0.07)       (0.04)       (0.01)          --@         --
  In Excess of Net Investment Income..          --             --           --           --        (0.03)         --
  Net Realized Gain ..................          --          (0.22)       (0.41)       (0.09)       (0.02)         --
                                           -------        -------      -------      -------      -------     -------
  Total Distributions ................          --          (0.29)       (0.45)       (0.10)       (0.05)         --
                                           -------        -------      -------      -------      -------     -------
Net Asset Value, End of Period .......     $ 13.91        $ 12.85      $ 12.29      $ 10.65      $ 10.27     $  9.50
                                           =======        =======      =======      =======      =======     =======
Total Return .........................        8.25%**+       7.17%+      20.39%+       4.67%+       8.67%      (5.00)%**
                                           =======        =======      =======      =======      =======     =======

Ratios and Supplemental Data
  Net Assets, End of Period
    (Thousands) ......................     $24,589        $21,006      $32,296      $28,818       $8,592     $ 5,535
  Ratio of Expenses to Average
  Net Assets .........................        1.50%*         1.50%        1.50%        1.50%        1.45%       1.00%*
  Ratio of Net Investment Income
    to Average Net Assets ............        0.01%*         0.21%        0.60%        0.68%        0.88%       1.49%*
  Portfolio Turnover Rate ............          25%            48%          80%          47%          59%         81%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
+++  Per share amounts are based on average outstanding shares.
  @  Amount is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Selected Per Share Data & Ratios
                                                 For a Share Outstanding Throughout Each Period

                                                       Institutional Service Class
                                         ------------------------------------------------------
                                         Six Months
                                            Ended                                  December 31,
                                         October 31,      Years Ended April 30,       1996***
                                             1999       ------------------------   April 30, to
                                         (Unaudited)       1999++         1998         1997
                                         -----------       ------         ----     ------------
Net Asset Value, Beginning
  of Period .........................       $12.81         $ 12.26       $10.65       $10.53
                                            ------         -------       ------       ------

Income from Investment Operations
  Net Investment Income (Loss) ......        (0.02)          (0.01)        0.04         0.01
  Net Realized and Unrealized
    Gain on Investments .............         1.06            0.82         2.02         0.11
                                            ------         -------       ------       ------
  Total from Investment
    Operations ......................         1.04            0.81         2.06         0.12
                                            ------         -------       ------       ------
Distributions
  Net Investment Income .............           --           (0.04)       (0.04)          --
  Net Realized Gain .................           --           (0.22)       (0.41)          --
                                            ------         -------       ------       ------
  Total Distributions ...............           --           (0.26)       (0.45)          --
                                            ------         -------       ------       ------
Net Asset Value,  Period End of .....       $13.85         $ 12.81       $12.26       $10.65
                                            ======         =======       ======       ======
Total Return ........................         8.12%**+        6.90%+      20.11%+       1.14%**
                                            ======         =======       ======       ======

Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) .......................       $8,012         $10,391       $7,251       $3,920
Ratio of Expenses to Average
  Net Assets ........................         1.75%           1.75%        1.75%        1.76%*
Ratio of Net Investment Income (Loss)
  to Average Net Assets .............       (0.19)%*        (0.12)%        0.29%        0.59%*
Portfolio Turnover Rate .............           25%             48%          80%          47%

  *  Annualized
 **  Not Annualized
***  Inception of Institutional Service Class Shares.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++  Per share amounts are based on average outstanding shares.


 The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The MJI International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At October 31, 1999, the UAM Funds were comprised of 48 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

         1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the bid between the last reported bid and last reported offer prices quoted on such day. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by a major bank or by a broker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Trustees.

         2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

         The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

         5. Forward Foreign Currency Exchange Contracts: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default.

         6. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, deferred organization costs and the timing of the recognition of gains or losses on investments.

         Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized gain and paid in capital.

         Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

         7. Organization Costs: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period. Any costs incurred in the organization of new funds are expensed as incurred.

         8. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale

 UAM FUNDS                                    MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Institutional Service Class Shares, respectively.

     C. Administrative Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into separate Service Agreements with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, DST Systems, Inc., ("DST") and UAM Shareholder Service Center, ("UAMSSC") affiliate of UAM, to assist in providing certain services to the Portfolio.

     Pursuant to the Agreement, the Portfolio pays the Administrator 0.099% per annum of the average daily net assets of the Portfolio, an annual base fee of $113,500, and a fee based on the number of active shareholder accounts.

     For the six month period ended October 31, 1999, the Administrator was paid $73,752 which $35,166 was paid to CGFSC for their services, $13,543 to DST for their services, and $6,010 to UAMSSC for their services.

     Effective November 1, 1999, the UAM Fund's Board of Trustees approved a change in the Sub-administrator from CGFSC to SEI Investments Mutual Funds Services.

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

     D. Custodian: The Chase Manhattan Bank is custodian for the Portfolio's assets held in accordance with the custodian agreement.

     E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

         The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Service Class Shares may not incur distribution and service fees which exceed an annual rate of 0.75% of the net assets of that class of shares, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

     F. Account Services: Through January 1, 1999, the UAM Funds had contracted with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provided participant recordkeeping. Pursuant to the terms of the agreement, the Service Provider was entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provided services. The Services Agreement has been terminated effective January 1, 1999.

     G. Trustees' Fees: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in attending Trustee meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

     H. Purchases and Sales: For the six months ended October 31, 1999, the Portfolio made purchases of $7,100,564 and sales of $10,300,055 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

     I. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO
                                              OCTOBER 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended October 31, 1999, the Portfolio had no borrowings under the agreement.

     J. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                          Institutional               Institutional Service
                                          Class Shares                    Class Shares
                                   --------------------------      ----------------------------
                                    Six Months        Year          Six Months         Year
                                      Ended         Ended             Ended          Ended
                                   October 31,     April 30,       October 31,      April 30,
                                      1999           1999             1999            1999
                                   ----------    -----------       -----------    ------------
Shares Issued ..............         742,549         796,824            28,945       1,048,325
In Lieu of Cash
  Distributions ............              --          21,154                --          33,930
Shares Redeemed ............        (609,645)     (1,811,036)         (261,942)       (862,454)
                                   ---------     -----------       -----------    ------------
Net Increase (Decrease) from
  Capital Share Transactions         132,904        (993,058)         (232,997)        219,801
                                   =========     ===========       ===========    ============

     K. Other: At October 31, 1999 the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each class of shares was as follows:

                                                  No.of         % Ownership
                                               Shareholders   of Share Class

Institutional Class Shares ...............          3               81%
Service Class Shares .....................          2               85%

     At October 31, 1999, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                                     NOTES

                                     NOTES

UAM FUNDS                                     MJI INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Trustees

Norton H. Reamer                           Peter M. Whitman, Jr.
Trustee, President and Chairman            Trustee

John T. Bennett, Jr.                       William H. Park
Trustee                                    Vice President

Nancy J. Dunn                              Michael E. DeFao
Trustee                                    Secretary

Philip D. English                          Gary L. French
Trustee                                    Treasurer

William A. Humenuk                         Robert R. Flaherty
Trustee                                    Assistant Treasurer

James P. Pappas                            Robert J. Della Croce
Trustee                                    Assistant Treasurer

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Murray Johnstone International Ltd.
9 West Nile Street
Glasgow GL 2 PX
Scotland

Distributor
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110


                                     -------------------------------------------
                                       This report has been prepared for
                                       shareholders and may be distributed to
                                       others only if preceded or accompanied
                                       by a current prospectus.
                                     -------------------------------------------